UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.

Glenview, Illinois 60026

(224) 521-8000

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2015, Anixter International Inc. and Anixter Inc. entered into an Purchase Agreement with Wells Fargo Securities, LLC as representative of the initial purchasers named therein (the “Purchase Agreement”), with respect to the offering and sale of $350,000,000 of 5.50% Senior Notes due 2023 (the “Notes”). The Notes will be issued by Anixter Inc. and guaranteed by Anixter International Inc. The offering is expected to close on August 18, 2015. The Notes will be issued under an Indenture by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee, to be dated as of the closing date.

The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

On August 4, 2015, Anixter Inc. and its wholly owned subsidiary Anixter Receivables Corporation entered into an Amendment No. 5 to the Second Amended and Restated Receivables Purchase Agreement with the Financial Institutions party thereto, Chariot Funding LLC, as a conduit, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as Managing Agents, and J.P. Morgan, as Agent for the Purchasers (the “Receivables Purchase Agreement Amendment”). The primary purpose of the Receivables Purchase Agreement Amendment was to amend certain definitions to permit the incurrence of the indebtedness represented by the Notes.

The above description of the Receivables Purchase Agreement Amendment is qualified in its entirety by reference to the Receivables Purchase Agreement Amendment, which is attached hereto as Exhibit 10.2, and incorporated into this Item 1.01 by reference.

On August 4, 2015, Anixter Inc., its borrowing subsidiaries and its guarantors entered into a Fourth Amendment to the Five-Year Revolving Credit Agreement dated April 8, 2011 with Wells Fargo Bank, National Association, as Administrative Agent, and other lenders named therein (the “Credit Agreement Amendment”). The primary purpose of the Credit Agreement Amendment was to amend certain definitions to permit the incurrence of the indebtedness represented by the Notes.

The above description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.3, and incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement among Anixter Inc., Anixter International Inc. and Wells Fargo Securities, LLC, dated August 4, 2015.

10.2	Amendment No. 5, dated as of August 4, 2015, to the Second Amended and Restated Receivables Purchase Agreement, among Anixter Receivables Corporation, as Seller, Anixter Inc., as Servicer, the Financial Institutions party thereto, Chariot Funding LLC (successor by merger to Falcon Asset Securitization Company LLC), as a conduit, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as Managing Agents, and J.P. Morgan, as Agent for the Purchasers.

10.3	Fourth Amendment, dated as of August 4, 2015, to the Five-Year Revolving Credit Agreement, dated as of April 8, 2011, among Anixter Inc., the Borrowing Subsidiaries party thereto, the Guarantors party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

Safe Harbor

This Current Report on Form 8-K may contain various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “intends,” “anticipates,” “contemplates,” “estimates,” “plans,” “projects,” “should,” “may” or similar expressions, including the negative thereof, or other variations thereon or comparable terminology indicating our expectations or beliefs concerning future events. Such statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated in this offering memorandum. These factors include: the ability to consummate the Acquisition or the Offering; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the Offering or other financing required to fund the Acquisition is not obtained; the risk that the other conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the closing; any changes in general economic and/or industry specific conditions; general economic conditions; changes in supplier relationships; risks associated with the sale of nonconforming products and services; political, economic and currency risks of non-U.S. operations; inventory and accounts receivable risk; copper price fluctuations; risks associated with the integration of acquired companies; restrictions contained in financial and operating covenants in our debt agreements; capital project volumes; and other factors identified herein under the heading “Risk Factors”, and in our reports filed with the SEC under the Exchange Act, including under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended January 2, 2015.

We undertake no obligation to update these forward-looking statements as a result of any events or circumstances after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

August 6, 2015	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement among Anixter Inc., Anixter International Inc. and Wells Fargo Securities, LLC, dated August 4, 2015.

10.2	Amendment No. 5, dated as of August 4, 2015, to the Second Amended and Restated Receivables Purchase Agreement, among Anixter Receivables Corporation, as Seller, Anixter Inc., as Servicer, the Financial Institutions party thereto, Chariot Funding LLC (successor by merger to Falcon Asset Securitization Company LLC), as a conduit, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as Managing Agents, and J.P. Morgan, as Agent for the Purchasers.

10.3	Fourth Amendment, dated as of August 4, 2015, to the Five-Year Revolving Credit Agreement, dated as of April 8, 2011, among Anixter Inc., the Borrowing Subsidiaries party thereto, the Guarantors party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.